WRL FREEDOM PREMIER®

VARIABLE ANNUITY

Issued Through

WRL SERIES ANNUITY ACCOUNT

By

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated January 17, 2003 to Prospectus Dated May 1, 2002as
Supplemented May 1, 2002, November 1, 2002 and December 31, 2002

Please use this supplement with the WRL Freedom Premier® prospectus dated May 1, 2002, as supplemented May 1, 2002, November 1, 2002 and December 31, 2002. Please read this supplement carefully and keep it with your May 1, 2002 prospectus, as supplemented May 1, 2002, November 1, 2002 and December 31, 2002, for future reference.

Effective at the close of business on January 24, 2003, the optional Guaranteed Minimum Income Benefit Rider is no longer available for sale. This means the Guaranteed Minimum Income Benefit Rider is not available for sale to anyone who (1) purchases a Contract after January 24, 2003; (2) did not add the Guaranteed Minimum Income Benefit Rider on or before January 24, 2003; or (3) terminates a previously added Guaranteed Minimum Income Benefit Rider, except in the case of an upgrade. If an upgrade is elected, then a new Guaranteed Minimum Income Benefit Rider available for upgrade at that time will be issued.

This supplement does not change any of the terms and conditions of any Guaranteed Minimum Income Benefit Rider added on or before January 24, 2003.

AG00381-1/2003